UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2013

CENTERPOINT ENERGY RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-13265	76-0511406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A (Amendment No. 1) amends and supplements the Current Report on Form 8-K filed by CenterPoint Energy Resources Corp. (“CERC”), a wholly owned subsidiary of CenterPoint Energy, Inc. (“CenterPoint”), on May 7, 2013, in connection with CenterPoint’s previously announced midstream partnership with OGE Energy Corp. and two affiliates of ArcLight Capital Partners, LLC, the formation of which was completed on May 1, 2013 (the “Midstream Partnership”). The Current Report on Form 8-K filed May 7, 2013 is being amended by this Amendment No. 1 to include the audited and unaudited financial statements and information required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b). No other amendments to the Form 8-K filing on May 7, 2013 are being made by this Amendment No. 1.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The unaudited condensed consolidated balance sheet of Enogex LLC as of March 31, 2013, and the related condensed consolidated statements of income, comprehensive income, cash flows and changes in member’s interest for the three months ended March 31, 2013, and the related notes to the consolidated financial statements, are attached as Exhibit 99.1 and incorporated herein by reference.

The audited consolidated balance sheets and statements of capitalization of Enogex LLC as of December 31, 2012 and 2011, and the related consolidated statements of income, comprehensive income, cash flows and changes in member’s interest for each of the three years in the period ended December 31, 2012, and the related notes to the consolidated financial statements, and the independent auditors’ report related thereto, are attached as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed consolidated balance sheet of CERC as of March 31, 2013, and the unaudited pro forma condensed statements of consolidated income of CERC for the three months ended March 31, 2013 and for the year ended December 31, 2012, which give effect to the Midstream Partnership, are attached as Exhibit 99.3 and incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP.

99.1	The unaudited condensed consolidated balance sheet of Enogex LLC as of March 31, 2013, and the related condensed consolidated statements of income, comprehensive income, cash flows and changes in member’s interest for the three months ended March 31, 2013, and the related notes to the consolidated financial statements.

99.2	The audited consolidated balance sheets and statements of capitalization of Enogex LLC as of December 31, 2012 and 2011, and the related consolidated statements of income, comprehensive income, cash flows and changes in member’s interest for each of the three years in the period ended December 31, 2012, and the related notes to the consolidated financial statements, and the independent auditors’ report related thereto.

99.3	The unaudited pro forma condensed consolidated balance sheet of CERC as of March 31, 2013, and the unaudited pro forma condensed statements of consolidated income of CERC for the three months ended March 31, 2013 and for the year ended December 31, 2012, which give effect to the Midstream Partnership.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.

Date: July 17, 2013	By:	/s/ Christopher J. Arntzen
Christopher J. Arntzen
Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP.

99.1	The unaudited condensed consolidated balance sheet of Enogex LLC as of March 31, 2013, and the related condensed consolidated statements of income, comprehensive income, cash flows and changes in member’s interest for the three months ended March 31, 2013, and the related notes to the consolidated financial statements.

99.2	The audited consolidated balance sheets and statements of capitalization of Enogex LLC as of December 31, 2012 and 2011, and the related consolidated statements of income, comprehensive income, cash flows and changes in member’s interest for each of the three years in the period ended December 31, 2012, and the related notes to the consolidated financial statements, and the independent auditors’ report related thereto.

99.3	The unaudited pro forma condensed consolidated balance sheet of CERC as of March 31, 2013, and the unaudited pro forma condensed statements of consolidated income of CERC for the three months ended March 31, 2013 and for the year ended December 31, 2012, which give effect to the Midstream Partnership.